UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

Vapotherm, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38740	46-2259298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Domain Drive
Exeter, New Hampshire		03833
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 603 658-0011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VAPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2023, Vapotherm, Inc. (the “Company”) and its Chief Commercial Officer, Gregoire Ramade, mutually agreed to an amicable separation of employment, effective October 31, 2023. The Company currently does not plan to backfill the Chief Commercial Officer position and, commencing November 1, 2023, the U.S. and international sales vice presidents who previously reported to the Chief Commercial Officer will report directly to the Company’s Chief Executive Officer. As part of the mutually agreed separation, the Company will pay Mr. Ramade a net amount that is not material in exchange for a full release of claims, including accrued vacation, commissions and other compensation and severance claims.

Item 7.01 Regulation FD Disclosure.

The Company reiterates its most recent full year 2023 revenue guidance of between $70 million and $73 million. The Company also reiterates its expectation that it will exit 2023 with cash and cash equivalents of $10 million to $15 million.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed filed for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “guidance,” “expect,” “will,” “plan,” “anticipate,” “could,” “intend,” “believe,” “estimate,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words, and the use of future dates. Forward-looking statements in this report include, but are not limited to, the statement regarding the reiteration of the Company’s full year 2023 revenue guidance. The forward-looking statements in this report are only predictions and are based largely on the Company’s current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this report and are subject to a number of known and unknown risks, uncertainties and assumptions, including without limitation, Vapotherm’s ability to achieve its full year 2023 revenue guidance and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on February 23, 2023 and in its other subsequent filings with the SEC, including its most recent Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 as filed with the SEC on August 8, 2023. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, investors should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapotherm, Inc.

Date:	October 2, 2023	By:	/s/ James A. Lightman
James A. Lightman Senior Vice President, General Counsel and Secretary